                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned executive officer of First BancTrust Corporation (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the three months ended September 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                    /s/ Terry J. Howard
                                        ----------------------------------------
                                    Name:  Terry J. Howard
                                    Title: Chief Executive Officer and President

Date: November 13, 2003